EXECUTION VERSION
THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT dated as of October 6, 2025 (this “Third Amendment”), is entered into among EHEALTH, INC., a Delaware corporation (“eHealth” or “Borrower”), the Guarantors, Blue Torch Finance LLC, as administrative agent for the Lenders (in such capacity, including any successor thereto, the “Administrative Agent”), Blue Torch Finance LLC, as collateral agent for the Lenders (in such capacity, including any successor thereto, the “Collateral Agent” and, together with Administrative Agent, “Agent”), and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders, the Collateral Agent, and the Administrative Agent are party to the Credit Agreement dated as of February 28, 2022 (as amended by that certain First Amendment to the Credit Agreement dated as of August 16, 2022, as amended by that certain Second Amendment to the Credit Agreement dated as of November 1, 2024 and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the Third Amendment Effective Date, the “Existing Credit Agreement”; and, as amended by this Third Amendment, the “Credit Agreement”). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
WHEREAS, the Borrower, the Lenders and Agent desire to modify the Credit Agreement in accordance with the terms and subject to the conditions of this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto, intending to be legally bound hereby, agree as follows:
1.Amendments to Credit Agreement.
Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, on the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
a.The definition of “Maturity Date” in Section 1.1 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:
“Maturity Date” means January 29, 2027; provided that if such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.
b.The following definition shall be added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:
“Third Amendment Effective Date” means October 6, 2025.
c.Section 9.12(c) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:
(c) the Echelon Preferred Equity Agreement and the existing preferred equity investment by Echelon Health SPV, LP (or its Affiliates) related thereto in any manner materially adverse to the interest of the Lenders in any material respect or are materially adverse, in the aggregate with all other changes thereto at such time, to the Loan Parties in any material respect (it being agreed that (i) any increase in the required amount of any payment (other than as a result of an increase to the amount payable in kind under such agreement) thereunder and (ii) any amendment, waiver or other modification of the definition of “Eligible Redemption Date” (as defined in the Echelon Preferred Equity Agreement as in effect on the Third Amendment Effective Date) or any other definition or provision of the Echelon Preferred Equity Agreement (as in effect on the Third Amendment Effective Date) which causes, or has the effect of causing, the maturity date of the Series A Preferred Stock to occur prior to April 30, 2027, in each case, shall be materially adverse to the interest of the Lenders); and
2.Conditions to Effectiveness.
This Third Amendment shall become effective on the date when each of the following conditions shall have been satisfied (the date of such effectiveness, the “Third Amendment Effective Date”):
a.Agent shall have received counterparts of this Third Amendment executed and delivered by a duly authorized officer of each party hereto.
b.The Loan Parties shall pay all reasonable and documented out-of-pocket expenses incurred by the Lenders and Agent in connection with the preparation, negotiation, execution and delivery of this Third Amendment (including, without limitation, the reasonable and documented fees and expenses of Mayer Brown LLP as counsel to Agent).
c.Agent shall have received a certificate of a Responsible Officer of each Loan Party certifying (A) such certificates of good standing of a recent date from the applicable secretary of state of the state of organization of each Loan Party, (B) copies attached thereto of the certificate of incorporation and by-laws (or similar organizational documents) of a recent date from the applicable secretary of state of the state of organization of such Loan Party, (C) copies attached thereto of the resolutions of the board of directors or other applicable authorizing body or Person of such Loan Party authorizing and empowering certain officers of such Loan Party to effect such borrowings or other transactions hereunder as such officers may deem necessary or desirable for proper corporate purposes, subject to the limitations set forth in such resolutions, and (D) the names and true signatures of the officers of such Loan Party executing this Agreement and the other documents to be executed and delivered by such Loan Party hereunder.
3.Reference to the Effect on the Loan Documents.
a.Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Third Amendment.
b.Except as expressly amended hereby, all of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
c.The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Loan Parties or Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

4.Reaffirmation.
The Borrower, on behalf of itself and the other Loan Parties, hereby consents to this Third Amendment and acknowledges and agrees that, notwithstanding the execution and delivery of this Third Amendment, the Loan Documents remain in full force and effect and the security interest granted by the Guarantors under the Loan Documents shall secure all Secured Obligations, and the rights and remedies of Agent thereunder and the obligations and liabilities of the Loan Parties thereunder, in each case, as have been amended by this Third Amendment, remain in full force and effect and shall not be affected, impaired or discharged hereby. This Third Amendment does not constitute a novation of the Credit Agreement.
5.Execution in Counterparts; Electronic Execution.
This Third Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment. Section 12.15 of the Credit Agreement is incorporated by reference herein, mutatis mutandis.
6.Governing Law.
THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
7.Section Titles.
Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Third Amendment or any other Loan Document.
8.Severability.
If any provision of this Third Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Third Amendment and the other Loan Documents shall not be affected or impaired thereby and the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.Successors.
The terms of this Third Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective permitted successors and assigns.
10.Waiver of Jury Trial.
EACH PARTY, HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN

ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
11.Release.
a.The Borrower on behalf of itself and each of the Loan Parties (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and, to the extent the same is claimed by right of, through or under any of the Loan Parties, for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, Collateral Agent and each of the Lenders in their respective capacities as such under the Loan Documents, and the Administrative Agent’s, Collateral Agent’s and each Lender’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Administrative Agent, Collateral Agent and each of the Lenders or any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, reasonable attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise, whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing as of the Third Amendment Effective Date, against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the Third Amendment Effective Date in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Loan Document (including, without limitation, this Third Amendment) and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”); provided, that, no Releasing Party shall have any obligation with respect to Claims to the extent such Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct, fraud or bad faith of any Releasee. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 11.
b.The Borrower on behalf of each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Loan Party pursuant to Section 11(a) hereof. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.
12.Representations and Warranties. The Borrower on behalf of each Loan Party represents and warrants that (i) the execution, delivery and performance by each Loan Party of this Third Amendment have been duly authorized by all necessary corporate or other organizational action, (ii) as of the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing, (iii) this Third Amendment has been duly executed and delivered by the Loan Parties, and is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as such enforceability may be limited by Debtor Relief Laws and general principles of equity and (iv) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Third Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
13.Loan Document. This Third Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.
14.Agent Instruction. Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Agent to execute and deliver this Second Amendment upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof).
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

Borrower:

EHEALTH, INC.

By: /s/ John Dolan__________________________________
Name: John Dolan
Title: Senior Vice President and Chief Financial Officer

Subsidiary Guarantors:

EHEALTH INSURANCE SERVICES, INC.

By: /s/ John Dolan__________________________________
Name: John Dolan
Title: Senior Vice President and Chief Financial Officer

PLANPRESCRIBER, INC.

By: /s/ John Dolan__________________________________
Name: John Dolan
Title: Senior Vice President, Chief Financial Officer and Treasurer

WEALTH, HEALTH AND LIFE ADVISORS, LLC

By: /s/ John Dolan__________________________________
Name: John Dolan
Title: Chief Financial Officer
[EHEALTH — THIRD AMENDMENT TO CREDIT AGREEMENT]

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Collateral Agent and Administrative Agent:

BLUE TORCH FINANCE LLC

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda
Title: Authorized Signatory

    [Signature Page to Third Amendment]

Lenders:
SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP
A SEGREGATED PORTFOLIO OF SWISS CAPITAL PRIVATE DEBT (OFFSHORE) FUNDS SPC

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda
Title:    Authorised Signatory of Blue Torch Capital LP in its capacity as investment manager to SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP

Swiss Capital BTC OL Private Debt Fund L.P.

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda, in his capacity as authorized signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund L.P.

BTC HOLDINGS SC FUND LLC
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS FUND II LLC
By: Blue Torch Credit Opportunities Fund II LP, its sole member
By: Blue Torch Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-D LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda
Title: Managing Member

    [Signature Page to Third Amendment]

BTC HOLDINGS KRS FUND LLC

By: Blue Torch Credit Opportunities KRS Fund LP, its sole member
By: Blue Torch Credit Opportunities KRS GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS SBAF FUND LLC

By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS SBAF FUND-B LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda__________________________________
Name: Kevin Genda
Title: Managing Member

    [Signature Page to Third Amendment]